                                                                     Exhibit 3.7

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "NRG STERLINGTON POWER LLC" AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF FORMATION, FILED THE THIRTEENTH DAY OF NOVEMBER, A.D. 1998, AT 1 O'CLOCK P.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "KOCH POWER LOUISIANA, L.L.C." TO "NRG STERLINGTON POWER LLC", FILED THE THIRTY-FIRST DAY OF AUGUST, A.D. 2000, AT 4:15 O'CLOCK P.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                              /s/ Edward J. Freel
                               [SEAL]      -------------------------------------
                                            Edward J. Freel, Secretary of State

2965895  8100H                              AUTHENTICATION: 0736191

001520070                                             DATE: 10-16-00

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:00 PM 11/13/1998
                                                          981437628 - 2965895

                            CERTIFICATE OF FORMATION

                                       OF

                          KOCH POWER LOUISIANA, L.L.C.

      1. The name of the limited liability company is Koch Power Louisiana, L.L.C.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. This Certificate of Formation shall be effective upon its filing with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Koch Power Louisiana, L.L.C. this 12th day of November, 1998.

                                               KOCH POWER LOUISIANA, L.L.C.


                                               /s/ H. Allan Caldwell
                                               --------------------------------
                                               H. Allan Caldwell
                                               Authorized Person

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:15 PM 08/31/2000
                                                          001443735 - 2965895

                            CERTIFICATE OF AMENDMENT
                                       OF
                          KOCH POWER LOUISIANA, L.L.C.

1.    The name of the limited liability company is Koch Power Louisiana, L.L.C.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

            The name of the limited liability company is NRG Sterlington Power LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Koch Power Louisiana, L.L.C. this 31st day of August, 2000


                                                  /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Craig A. Mataczynski
                                                  Manager